UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2010

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 1.01  Entry into Material Definitive Agreement

On August 27, 2010, New Generation Biofuels Holdings, Inc., a Florida corporation (the “Company”) and Pennington Partners, LLC, a Maryland limited liability company (the “Landlord”) entered into an amendment to the parties’ lease agreement (the “Amendment”) for the Company’s biofuel production facility in Baltimore.  The original lease agreement was entered into by the parties effective September 12, 2008.

Pursuant to the Amendment, the Company made a cash payment of $290,000 and also issued 300,000 shares of the Company’s restricted common stock to the Landlord.  The Amendment provides that, in consideration of the payment, the Landlord agrees to forfeit past due amounts under the lease agreement, terminate and forfeit minimum payments due for terminaling services under a separate agreement with an affiliate of the Landlord, and reduce the monthly lease rate to $25,000 for the remaining three year lease term.  Included in the $290,000 payment is $100,000 representing the August reduced lease payment and prepayment of the monthly $25,000 rent for the September through November 2010 period.

A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On August 27, 2010 and in connection with the execution of the Amendment, the Company executed a Termination of Terminaling Services Agreement with the Landlord (the “Termination Agreement”).  The Termination Agreement provides that the Terminaling Services Agreement dated September 12, 2008 by and between the Company and Atlantic Terminaling Services, LLC, an affiliate of the Landlord, will automatically terminate as of August 27, 2010.  There were no early termination penalties incurred by either party as a result of the execution of the Termination Agreement.  A copy of the Termination Agreement is attached as Exhibit A to the Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On August 27, 2010, the Company issued a press release announcing the execution of the Amendment and certain other cost-cutting actions.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Lease Agreement dated August 27, 2010 by and between New Generation Biofuels Holdings, Inc. and Pennington Partners, LLC.

99.1	Press Release issued by the Company on August 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: September 2, 2010	By:	/s/ Dane R. Saglio
Dane R. Saglio
Chief Financial Officer

EXHIBIT INDEX

10.1	Amendment to Lease Agreement dated August 27, 2010 by and between New Generation Biofuels Holdings, Inc. and Pennington Partners, LLC.

99.1	Press Release issued by the Company on August 27, 2010.